UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22712

Premier Multi-Series VIT

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna—

1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

Item 1.	Report to Shareholders

Premier Multi-Series VIT

NFJ Dividend Value Portfolio

Annual Report

December 31, 2016

2 - 3	Letter from the President

4 - 5	Portfolio Summary

6 - 7	Important Information

8 -10	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statement of Changes in Net Assets

14	Financial Highlights

15 -20	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Changes to the Board of Trustees and Officers/Tax Information

23 -24	Privacy Policy

25 -27	Board of Trustees and Officers

Letter from the President

Dear Shareholder,

The US economy continued to expand during the 12 month fiscal reporting period ended December 31, 2016, but the overall pace was far from robust. Economic activity overseas remained generally tepid. Against this backdrop, US equities generated a solid gain, whereas international equities generated mixed results. Elsewhere, the US bond market posted a modest return during the reporting period.

For the 12-month reporting period ended December 31, 2016, the NFJ Dividend Value Portfolio (the “Portfolio”) returned 15.21%, underperforming the 17.34% return for the Russell 1000 Value Index over the same period.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 0.9% annualized pace during the first quarter of 2016. After ticking down to 0.8% in the second quarter, GDP grew at a 3.5% annualized pace during the third quarter. This represented the strongest expansion in two years. The Commerce Department’s initial estimate showed that GDP — released after the reporting period had ended — grew at an annualized pace of 1.9% for the fourth quarter of 2016.

The US Federal Reserve (the “Fed”) raised interest rates for the first time in nearly a decade at its meeting in December 2015. More specifically, the US central bank increased the federal funds rate from a range between 0% and 0.25% to a range between 0.25% and 0.50%. After remaining on hold at its first seven meetings in 2016, the Fed again raised interest rates in December 2016 to a range between 0.50% and 0.75%. In the statement following the December meeting the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Economic growth outside the US was generally lackluster, which caused many international central banks to maintain highly accommodative monetary policies during the reporting period. Both the European Central Bank (“ECB”) and the Bank of Japan (“BOJ”) introduced negative interest rates. The ECB also extended its bond purchasing program through December 2017. Elsewhere, in the aftermath of the June 2016 referendum on the United Kingdom’s departure from the European Union (“Brexit”), the Bank of England lowered rates from 0.50% to 0.25% — a record low.

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Outlook

Looking ahead, we expect muted growth as the US enters its late-cycle period, Japan struggles with its aging population, and Europe suffers from the uncertainties related to Brexit. In our view, the US and European Union should ultimately avoid recessions, but remain mired in a relatively weak economic expansion. We expect the Fed to modestly increase rates in 2017, prompting central banks in emerging markets to lower their rates as inflation falls. Elsewhere, the ECB and BOJ should maintain their accommodative monetary policies.

The tides of deregulation continued shifting in 2016, while nationalism and populism gained ground. Given the results from the November elections in the US and significant elections looming in Europe in 2017, we believe politics should remain a key investment consideration. We also feel that monetary policy will become more political. As to where governments will spend the money their central banks print, we believe domestic infrastructure and defense spending will be the focus of many countries in the coming years.

Against this backdrop, we believe markets are increasingly susceptible to volatility as politics, geopolitics, divergent monetary policies, and internal market structures all converge and evolve. We believe that navigating this sea of uncertainty requires a clear direction and an active management approach, with investors staying agile in their asset allocations, confident in their processes, and thorough in their research.

On behalf of Allianz Global Investors U.S. LLC, the Portfolio’s investment manager, and NFJ Investment Group LLC, the Portfolio’s sub-adviser, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

3

Unaudited

NFJ Dividend Value Portfolio

For the period of January 1, 2016 through December 31, 2016, as provided by the NFJ Investment Team.

Portfolio Insights

The NFJ Dividend Value Portfolio (the “Portfolio”) returned 15.21% for the 12 months ended December 31, 2016 and underperformed the benchmark Russell 1000 Value Index, which returned 17.34%.

Market Overview

At the outset of 2016, capital markets were facing a year of heightened political risk and much of it came to fruition with the surprising outcomes of the Brexit vote and US presidential election. Despite fears of a market meltdown, investors were able to shrug off volatility and major US stock market indices, including the S&P 500, Dow Jones Industrial Average and Nasdaq Composite, all rose to record highs by year-end. But perhaps the most welcome return over the reporting period was the emergence of value stocks after years of playing runner-up to growth. For the 12 months ended December 31, 2016, the Russell 1000 Value Index returned 17.34% vs. 7.08% for its counterpart Russell 1000 Growth Index. Helping to drive the value index’s performance was the cyclical turnaround of traditional value-oriented sectors such as energy, materials and financials, all of which were among top performers for 2016.

Portfolio Review

With a 15.21% return for 2016, the Portfolio performed strongly on an absolute basis but fell short of the benchmark Russell 1000 Value Index for the period. The underperformance was primarily due to negative stock selection, which was somewhat offset by positive sector allocation. Selection across the consumer staples and telecom services sectors was positive but gains were offset by poor selection in financials and energy. An underweight in the real estate sector, as well as overweight exposures in telecom services, materials, and financials benefitted annual returns. Conversely, being underweight the utilities and industrials sectors hampered relative performance over the calendar year.

Outlook

Following a very brief initial sell off after the presidential election, the market rallied sharply largely under the enthusiasm for President-elect Trump’s pro-growth agenda, particularly infrastructure spending and tax cuts. Investor reaction suggests that the economic stimulus baton could be passed from the monetary realm to the fiscal realm, which could help generate economic growth and inflation. More specifically, broad tax cuts should be positive for consumer spending, while corporate tax cuts could lead to more capital expenditures. Additionally, foreign cash repatriation could mean more capital investment or shareholder friendly actions from large US multinationals with substantial amounts of cash overseas.

If Congress enacts President Trump’s planned agenda in its current form, we believe investors may expect a reflationary environment, which has recently been a tailwind for value stocks. Within the Russell style indices, the value style indices have outperformed the growth style indices in 2016 as value tends to outperform when inflation strengthens and GDP growth accelerates. Research firm FundStrat draws parallels between Trump’s proposed policies and the two longest bull markets in history. For example, the two secular bull markets—one during 1953-1974 and the other during 1982-1999—were preceded by Eisenhower’s infrastructure spending plan and Reagan’s tax cuts and de-regulation, respectively. This research suggests the new president’s proposals for lower taxes and infrastructure expansion could resemble a combination of Reagan and Eisenhower policies. These policies have historically been positive for equities in general and value equities in particular.

Average Annual Total Return for the period ended December 31, 2016

	1 Year	Since Inception†
NFJ Dividend Value Portfolio	15.21%	10.49%
Russell 1000 Value Index††	17.34%	14.30%
Lipper (VIP) Equity Income Funds Avg.	15.87%	11.04%

†	The Portfolio began operations on 8/30/12. Benchmark return comparisons began on the portfolio inception date. Lipper performance comparisons began on 8/31/12.
††	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. The Portfolio’s gross expense ratio is 1.17%. This ratio does not include an expense reduction, contractually guaranteed through 4/30/17. The Portfolio’s expense ratio net of these reductions is 1.00%. Expense ratio information is as of the Portfolio’s current prospectus dated April 25, 2016, as revised and supplemented to date. Performance figures reflect any fee waivers and/or expense reductions by the Portfolio’s investment manager, if applicable. Portfolio performance results shown above are net of all Portfolio operating expenses, but do not reflect the deduction of insurance product charges.

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Unaudited

NFJ Dividend Value Portfolio (cont’d)

Shareholder Expense Example

	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period
Actual Performance	$1,000.00	$1,110.00	$5.30
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,020.11	$5.08

Expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366.

Industry Allocation (as of December 31, 2016)

Banks	15.6%
Oil, Gas & Consumable Fuels	10.4%
Insurance	7.5%
Pharmaceuticals	4.7%
Diversified Telecommunication Services	4.0%
Aerospace & Defense	4.0%
Health Care Providers & Services	4.0%
Electric Utilities	4.0%
Other	42.2%
Cash & Equivalents — Net	3.6%

Cumulative Returns Through December 31, 2016

5

Unaudited

Important Information

The NFJ Dividend Value Portfolio (the “Portfolio”) currently offers one share class. Shares of the Portfolio currently are available to be purchased by segregated asset accounts that fund variable annuity contracts and variable life insurance policies issued by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, or other affiliated or unaffiliated insurance companies. To the extent permitted by applicable law, shares of the Portfolio also are available to be purchased by insurance dedicated fund-of-funds vehicles managed by Allianz Investment Management LLC, an affiliate of Allianz Global Investors U.S. LLC (the “Investment Manager”).

The Lipper Averages are calculated by Lipper, Inc. (“Lipper”). They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns chart for the Portfolio assumes the initial investment was made on the first day of the Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the Portfolio’s inception date.

The following disclosure provides important information regarding the Portfolio’s Shareholder Expense Example, which appears on the Portfolio Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for the Portfolio.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through December 31, 2016.

Actual Expenses

The information in the table for “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting

The Trust’s Investment Manager and Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-498-5413, on the Allianz Global Investors Distributors website at us.allianzgi.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

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Important Information (cont’d)

Form N-Q

The Trust files its complete schedule of the portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Schedule of Investments

NFJ Dividend Value Portfolio

December 31, 2016

Shares		Value
	COMMON STOCK—96.4%
	Aerospace & Defense—4.0%
536	General Dynamics Corp.	$92,546
835	United Technologies Corp.	91,533

		184,079

	Automobiles—1.9%
2,499	General Motors Co.	87,065

	Banks—15.6%
1,499	Citigroup, Inc.	89,086
3,326	Fifth Third Bancorp	89,702
2,131	JPMorgan Chase & Co.	183,884
756	PNC Financial Services Group, Inc.	88,422
1,768	U.S. Bancorp	90,822
3,331	Wells Fargo & Co.	183,571

		725,487

	Biotechnology—1.9%
1,427	AbbVie, Inc.	89,359

	Capital Markets—1.8%
766	Ameriprise Financial, Inc.	84,980

	Chemicals—2.6%
1,133	Celanese Corp., Ser. A	89,212
1,157	Sasol Ltd. ADR	33,079

		122,291

	Communications Equipment—2.0%
3,038	Cisco Systems, Inc.	91,808

	Construction & Engineering—1.4%
1,247	Fluor Corp.	65,492

	Consumer Finance—2.0%
1,224	American Express Co.	90,674

	Containers & Packaging—1.9%
1,682	International Paper Co.	89,247

	Diversified Telecommunication Services—4.0%
2,179	AT&T, Inc.	92,673
1,744	Verizon Communications, Inc.	93,095

		185,768

	Electric Utilities—4.0%
1,451	American Electric Power Co., Inc.	91,355
1,252	Entergy Corp.	91,984

		183,339

	Electrical Equipment—2.0%
1,372	Eaton Corp. PLC	92,047

	Energy Equipment & Services—0.7%
2,087	Nabors Industries Ltd.	34,227

	Food & Staples Retailing—3.9%
2,636	Wal-Mart Stores, Inc.	182,200

	Health Care Providers & Services—4.0%
750	Aetna, Inc.	93,008
988	Quest Diagnostics, Inc.	90,797

		183,805

	Household Products—1.9%
1,065	Procter & Gamble Co.	89,545

8

Schedule of Investments

NFJ Dividend Value Portfolio

December 31, 2016 (continued)

Shares		Value
	COMMON STOCK (continued)
	Industrial Conglomerates—2.0%
800	Honeywell International, Inc.	$92,680

	Insurance—7.5%
1,770	Hartford Financial Services Group, Inc.	84,341
1,537	MetLife, Inc.	82,829
1,487	Travelers Cos., Inc.	182,039

		349,209

	IT Services—2.0%
552	International Business Machines Corp.	91,626

	Leisure Equipment & Products—1.8%
3,086	Mattel, Inc.	85,019

	Media—0.5%
400	CBS Corp., Class B	25,448

	Multi-Utilities—2.0%
2,063	Public Service Enterprise Group, Inc.	90,524

	Oil, Gas & Consumable Fuels—10.4%
1,375	Apache Corp.	87,271
768	Chevron Corp.	90,394
1,026	Exxon Mobil Corp.	92,607
3,352	Royal Dutch Shell PLC, Class A ADR	182,282
566	Total S.A. ADR	28,849

		481,403

	Pharmaceuticals—4.7%
803	Johnson & Johnson	92,514
3,865	Pfizer, Inc.	125,535

		218,049

	Road & Rail—2.0%
1,223	Ryder System, Inc.	91,040

	Semiconductors & Semiconductor Equipment—2.0%
2,495	Intel Corp.	90,494

	Software—3.9%
2,825	CA, Inc.	89,750
2,328	Oracle Corp.	89,512

		179,262

	Technology Hardware, Storage & Peripherals—2.0%
783	Apple, Inc.	90,687

	Total Common Stock (cost—$3,812,676)	4,466,854

9

Schedule of Investments

NFJ Dividend Value Portfolio

December 31, 2016 (continued)

Principal Amount (000s)		Value
	Repurchase Agreements—3.8%
$177	State Street Bank & Trust Co., dated 12/30/16, 0.03%, due 1/3/17, proceeds $177,001; collateralized by U.S. Treasury Bonds 3.125%, due 2/15/43, valued at $183,410 including accrued interest (cost—$177,000)	$177,000

	Total Investments (cost-$3,989,676)—100.2%	4,643,854
	Liabilities in excess of other assets—(0.2)%	(7,910)

	Net Assets—100.0%	$4,635,944

Notes to Schedule of Investments:

(a)	Fair Value Measurements—See Note 1(b) in the Notes to Financial Statements.

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2016
Investments in Securities—Assets
Common Stock	$4,466,854	—	—	$4,466,854
Repurchase Agreements	—	$177,000	—	177,000

Totals	$4,466,854	$177,000	—	$4,643,854

At December 31, 2016, there were no transfers between Levels 1 and 2, and into or out of Level 3.

Glossary:

ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	10

Statement of Assets and Liabilities

NFJ Dividend Value Portfolio

December 31, 2016

Assets:
Investments, at value (cost-$3,989,676)	$4,643,854
Receivable from Investment Manager	25,881
Receivable for Portfolio shares sold	18,510
Tax reclaims receivable	17,375
Receivable for investments sold	5,053
Investments in Affiliated Funds—Trustee Deferred Compensation Plan (see Note 3)	3,717
Prepaid expenses	3,668
Dividends and interest receivable (net of foreign withholding taxes)	3,454

Total Assets	4,721,512

Liabilities:
Payable for investments purchased	32,112
Trustees Deferred Compensation Plan payable (see Note 3)	3,717
Payable to custodian for cash overdraft	2,204
Servicing fees payable	904
Payable for Portfolio shares redeemed	48
Accrued expenses	46,583
Total Liabilities	85,568

Net Assets	$4,635,944

Net Assets consist of:
Paid-in-capital	$2,749,493
Undistributed net investment income	1,634,530
Accumulated net realized loss	(402,257)
Net unrealized appreciation	654,178
Net Assets	$4,635,944
Shares Issued and Outstanding	385,902

Net Asset Value and Redemption Price Per Share	$12.01

See accompanying Notes to Financial Statements	11

Statement of Operations

NFJ Dividend Value Portfolio

Year ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $51,044)	$2,376,514
Interest	197

Total Investment Income	2,376,711

Expenses:
Investment management	485,493
Servicing	173,390
Legal	96,925
Custodian and accounting agent	37,578
Audit and tax services	32,411
Shareholder communications	14,393
Transfer agent	10,242
Trustees	7,162
Insurance	7,093
Line of credit commitment	1,215
Miscellaneous	2,625
Total Expenses	868,527
Less: Fee waiver/reimbursement from Investment Manager	(173,750)
Net Expenses	694,777

Net Investment Income	1,681,934

Realized and Change in Unrealized Gain (Loss):
Net realized gain on investments	5,950,636
Net change in unrealized appreciation/depreciation of investments	(2,745,858)
Net realized and change in unrealized gain	3,204,778

Net Increase in Net Assets Resulting from Investment Operations	$4,886,712

See accompanying Notes to Financial Statements	12

Statement of Changes in Net Assets

NFJ Dividend Value Portfolio

	Year ended December 31, 2016	Year ended December 31, 2015
Investment Operations:
Net investment income	$1,681,934	$1,843,320
Net realized gain	5,950,636	4,214,653
Net change in unrealized appreciation/depreciation	(2,745,858)	(14,677,568)

Net increase (decrease) in net assets resulting from investment operations	4,886,712	(8,619,595)

Dividends and Distributions to Shareholders from:
Net investment income	(1,797,401)	(1,695,355)
Net realized capital gains	(4,228,270)	(8,818,268)
Total dividends and distributions to shareholders	(6,025,671)	(10,513,623)
Share Transactions:
Net proceeds from the sale of shares	3,093,651	2,325,153
Issued in reinvestment of dividends and distributions	6,025,671	10,513,623
Cost of shares redeemed	(92,420,852)	(5,422,749)
Net increase (decrease) from Portfolio share transactions	(83,301,530)	7,416,027

Total decrease in net assets	(84,440,489)	(11,717,191)

Net Assets:
Beginning of the year	89,076,433	100,793,624

End of the year*	$4,635,944	$89,076,433

*Including undistributed net investment income of:	$1,634,530	$1,843,245
Shares Issued and Redeemed:
Issued	274,258	188,644
Issued in reinvestment of dividends and distributions	563,674	851,995
Redeemed	(8,407,062)	(417,962)

Net increase (decrease)	(7,569,130)	622,677

See accompanying Notes to Financial Statements	13

Financial Highlights

NFJ Dividend Value Portfolio

For a share outstanding throughout each period:

	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2013	Period from August 30, 2012* through December 31, 2012
Net asset value, beginning of period	$11.20	$13.75	$13.22	$10.28	$10.00
Investment Operations:
Net investment income	0.27 †	0.24	0.23 †	0.25	0.07
Net realized and change in unrealized gain (loss)	1.34	(1.32)	1.08	2.79	0.21	(4)
Total from investment operations	1.61	(1.08)	1.31	3.04	0.28
Dividends and Distributions to Shareholders from:
Net investment income	(0.24)	(0.24)	(0.28)	(0.08)	—
Net realized gains	(0.56)	(1.23)	(0.50)	(0.02)	—
Total dividends and distributions to shareholders	(0.80)	(1.47)	(0.78)	(0.10)	—
Net asset value, end of period	$12.01	$11.20	$13.75	$13.22	$10.28
Total Return (1)	15.21%	(8.86)%	10.01%	29.77%	2.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$4,636	$89,076	$100,794	$105,423	$86,345
Ratio of expenses to average net assets with fee waiver/reimbursement	1.00%	1.17%	1.21%	1.25%	1.25	%(2)(3)
Ratio of expenses to average net assets without fee waiver/reimbursement	1.25%	1.17%	1.21%	1.25%	1.28	%(2)(3)
Ratio of net investment income to average net assets	2.43%	1.94%	1.68%	2.02%	2.20	%(3)
Portfolio turnover rate	24%	49%	26%	22%	4%

*	Commencement of operations.
†	Calculated on average shares outstanding during the year.
(1)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested. Total return includes the effect of any fee waivers and reimbursements.

Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank. (See (1)(g) in the Notes to Financial Statements).
(3)	Annualized.
(4)	The amount shown for a share outstanding throughout the period is not reflective of the aggregate net realized and unrealized gain (loss) for that period due to the timing of sales and redemptions of the Portfolio shares in relation to the fluctuating market value of the investments in the Portfolio.

See accompanying Notes to Financial Statements	14

Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2016

1. Organization and Significant Accounting Policies

Premier Multi-Series VIT (the “Trust”) was organized as a Massachusetts business trust on May 30, 2012. As of December 31, 2016, the Trust consisted of two separate investment series. These financial statements pertain to the NFJ Dividend Value Portfolio (the “Portfolio”). Prior to commencing operations on August 30, 2012, the Portfolio had no operations other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. Allianz Global Investors U.S. (“AllianzGI U.S.” or the “Investment Manager”) and NFJ Investment Group LLC (“NFJ” or the “Sub-Adviser”), an affiliate of the Investment Manager, serve as the Portfolio’s investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). During a portion of the reporting period, Allianz Global Investors Fund Management LLC (“AGIFM”) served as the Portfolio’s investment manager. On October 1, 2016, AGIFM merged with and into AllianzGI U.S. (the “Merger”). Following the Merger, AllianzGI U.S. assumed the services and responsibilities previously provided by AGIFM as investment manager of the Portfolio. The Portfolio currently offers one share class. Shares of the Portfolio currently are sold to segregated asset accounts of Allianz Life Insurance Company of North America (or its affiliates) (“Allianz Life”), an affiliate of the Investment Manager that fund variable annuity contracts and variable life insurance policies. AAM and Allianz Life are indirect, wholly-owned subsidiaries of Allianz SE, a publicly-traded European insurance and financial services company. The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value.

The Portfolio’s objective is to seek long-term growth of capital and income. There can be no assurance that the Portfolio will meet its stated objective.

The preparation of the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolio’s investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market securities and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) of the Trust has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager and the Sub-Adviser. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. The Sub-Adviser monitors the continued appropriateness of methods applied and circumstances and events that may require fair valuation. The Investment Manager, in turn, determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager (in consultation with the Sub-Adviser) determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

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Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2016 (continued)

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Portfolio to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolio’s financial statements. The Portfolio’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access

•	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolio to measure fair value during the year ended December 31, 2016 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Level 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolio generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities. Interest income and expenses are recorded on an accrual basis.

(d) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2016, the Portfolio’s federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal

Revenue Service. The Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken.

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Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2016 (continued)

(e) Dividends and Distributions to Shareholders

The Portfolio declares dividends from net investment income and distributions from net realized capital gains, if any, at least annually. The Portfolio records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Repurchase Agreements

The Portfolio is a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo

Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Portfolio enters into transactions, under the Master Repo Agreements, with its custodian bank or with securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolio until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited. The gross value is included in the Portfolio’s Schedule of Investments. The value of the related collateral exceeded the value of the repurchase agreements outstanding at December 31, 2016.

(g) Custody Credits on Cash Balances

The Portfolio had an expense offset arrangement with its custodian bank, whereby uninvested cash balances earned credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Portfolio. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk).

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio’s financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received a payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

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Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2016 (continued)

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3. Investment Manager/Sub-Adviser/Distributor Fees & Deferred Compensation

The Trust, on behalf of the Portfolio, has an Investment Management Agreement (the “Agreement”) with the Investment Manager.

Subject to the supervision of the Portfolio’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the

Investment Manager receives an annual fee, payable monthly (net of any reimbursements or recoupment), at the annual rate of 0.70% of the Portfolio’s average daily net assets. Effective January 1, 2016, the Investment Manager contractually agreed to observe, through April 30, 2017, an irrevocable waiver of a portion of its management fees, which reduces the contractual rate by 0.05%, from

0.70% to 0.65% of average daily net assets. For the year ended December 31, 2016, the Portfolio paid effective investment management fees at a rate of 0.65% of the Portfolio’s daily net assets.

The Investment Manager has retained the Sub-Adviser to manage the Portfolio’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Portfolio’s investment decisions. The Investment Manager, not the Portfolio, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Effective October 1, 2016, AGIFM merged with and into AllianzGI U.S. by means of a statutory merger, with AllianzGI U.S. succeeding by operation of law to the advisory business of AGIFM under the Agreement with the Portfolio. The merger did not result in any change to the substantive terms of the Agreement, which continued in effect following the merger with AllianzGI U.S. as the counterparty instead of AGIFM. The merger also did not result in any change to the manner in which investment advisory services are provided under the Agreement, the personnel responsible for providing investment advisory services to the Portfolio pursuant to the Agreement or the personnel ultimately responsible for overseeing the provision of such services.

Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Adviser, serves as the distributor of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan (the “Plan”). The Plan permits the Trust, or the Distributor acting as agent of the Trust, to make payments to participating insurance companies, plan sponsors and other financial institutions as compensation for services rendered or expenses borne in connection with certain enumerated services, which include the provision of personal services to segregated asset account shareholders and maintenance of shareholder accounts (“servicing fees”). The Plan permits the share class currently offered by the Portfolio to pay servicing fees at an annual rate of up to 0.25% of the Portfolio’s average daily net assets. Payments are accrued daily and paid monthly.

Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan (the “Deferred Compensation Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Deferred Compensation Plan. Under the Deferred Compensation Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of the Allianz Funds Multi-Strategy Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

4. Expense Limitation

During the reporting period, the Trust and the Investment Manager were subject to an Expense Limitation Agreement whereby the Investment Manager agreed to waive its fee and/or reimburse the Portfolio through April 30, 2017 to the extent that total annual Portfolio operating expenses (after application of fee waiver described in note 3 above), excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceeded 1.00% of the Portfolio’s average daily net assets.

The Investment Manager, as per the Expense Limitation Agreement, may recoup waived/reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement. As of December 31, 2016, the Investment Manager may recoup $139,072 of expenses waived/reimbursed in fiscal year ended December 31, 2016.

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Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2016 (continued)

5. Investments in Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term securities, were $15,927,379 and $102,636,100, respectively.

6. Income Tax Information

The tax character of dividends and distributions paid was:

Year ended December 31, 2016		Year ended December 31, 2015
Ordinary Income *	Long-Term Capital Gains	Ordinary Income *	Long-Term Capital Gains
$1,797,449	$4,228,222	$2,115,201	$8,398,422

*	Ordinary income includes short-term capital gains, if any.

At December 31, 2016, the Portfolio had distributable earnings of $1,634,045 attributable to ordinary income.

At December 31, 2016, the Portfolio had capital loss carryforwards of $393,958 which were attributable to long-term. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward these losses for an unlimited period.

For the year ended December 31, 2016, permanent “book-tax” differences were attributable to redemption in-kind transactions and dividend redesignations. These adjustments decreased undistributed net investment income by $93,248, decreased accumulated net realized gain by $6,314,954 and increased paid-in-capital by $6,408,202. Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At December 31, 2016, the cost basis of portfolio securities for federal income tax purposes was $3,993,773. Gross unrealized appreciation was $667,618, gross unrealized depreciation was $17,537 and net unrealized appreciation was $650,081. The difference between book and tax basis was attributable to wash sale loss deferrals and return of capital distributions.

7. Portfolio Events

On October 1, 2016, AGIFM merged into AllianzGI U.S., and AllianzGI U.S. assumed responsibility as the Portfolio’s investment manager.

On October 27, 2016, the Trust entered into a credit agreement (the “State Street Agreement”), among the Trust, AllianzGI

Institutional Multi-Series Trust, Allianz Funds and Allianz Funds Multi-Strategy Trust, as borrowers (collectively, the “AllianzGI

Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement replaced the Northern Trust Agreement, which terminated on October 27, 2016 (See Note 9 below.) The State Street Agreement has a 364 day term through October 26, 2017 and permits the AllianzGI

Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund will pay interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past-due payments are outstanding. The AllianzGI Borrowers will also pay a usage fee at an annualized rate of 0.25% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

8. Affiliated Transactions

At December 31, 2016, two segregated asset accounts that fund variable annuity contracts and variable life insurance policies sponsored by Allianz Life owned 100% of the Portfolio. Portfolio share subscription and redemption activity by the fund-of-fund vehicles with respect to Portfolio shares could have a material impact on the Portfolio.

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Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2016 (continued)

9. Borrowings

During a portion of the reporting period, the Trust was a party to a credit agreement (the “Northern Trust Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds and Allianz Funds Multi-Strategy Trust, as borrowers (collectively, the “AllianzGI Borrowers” and certain series thereof, each “AllianzGI Borrower Fund”), and Northern Trust Company, as lender, for a committed line of credit. The Northern Trust Agreement permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund is obligated to pay interest on any amounts borrowed under the facility at the greater of (i) the federal funds overnight rate plus 1.00% or (ii) 1.50%, subject to upward adjustment, when past-due payments are outstanding. The AllianzGI Borrowers will also pay a usage fee at an annualized rate of 0.15% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility. The Northern Trust Credit Agreement had an original maturity date of July 29, 2016 which was extended by 90 days. Accordingly, the Northern Trust Agreement terminated on October 27, 2016. On that date, the Trust entered into a new credit agreement with State Street Bank and Trust Company (See Note 7 above). The Portfolio did not utilize either line of credit during the year ended December 31, 2016.

10. Redemptions In-Kind

During the year ended December 31, 2016, the Portfolio transferred securities and cash to its shareholders in connection with redemption in-kind transactions. These transactions were treated as a sale of securities for U.S. GAAP, and the resulting gains of $10,191,505 and losses of $3,872,464 were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. The realized gains and losses from the redemptions in-kind are netted and recorded as net realized gain on investments on the Statement of Operations.

The Portfolio redeemed 7,503,556 shares in-kind with a redemption value of $82,305,527. The number of shares redeemed and redemption value are included in the shares redeemed and the cost of shares redeemed on the Statement of Changes.

11. Subsequent Events

In preparing these financial statements, the Portfolio’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

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Report of Independent Registered Public Accounting Firm

NFJ Dividend Value Portfolio

To the Board of Trustees of Premier Multi-Series VIT and Shareholders of NFJ Dividend Value Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NFJ Dividend Value Portfolio (one of the portfolios constituting the Premier Multi-Series VIT, hereafter referred to as the

“Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2017

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Changes to the Board of Trustees and Officers/Tax Information (unaudited)

NFJ Dividend Value Portfolio

Changes to the Board of Trustees and Officers:

Effective April 15, 2016, Julian Sluyters resigned as a Trustee and as President and Chief Executive Officer of the Trust.

Effective April 25, 2016, A. Douglas Eu became a Trustee of the Trust. Mr. Eu is an “interested person” of the Trust, as defined in

Section 2(a) (19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

Effective April 25, 2016, Thomas J. Fuccillo, formerly the Vice President, Chief Legal Officer and Secretary of the Trust was appointed President and Chief Executive Officer of the Trust.

Effective April 25, 2016, Angela Borreggine, formerly an Assistant Secretary to the Trust was appointed Chief Legal Officer and Secretary to the Trust.

Tax Information:

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by the Portfolio.

During the year ended December 31, 2016, the Portfolio distributed long-term capital gains in the amount of $4,228,222.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Portfolio designated 100% of ordinary dividends paid (or the maximum amount allowable) during the fiscal year ended December 31, 2016 as “qualified dividend income”.

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Portfolio’s dividend distribution that qualifies under tax law. The Portfolio designates 100% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the dividend received deduction.

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Privacy Policy (unaudited)

NFJ Dividend Value Portfolio

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

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Privacy Policy (unaudited) (continued)

NFJ Dividend Value Portfolio

•	Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

•	Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

24

Premier Multi-Series VIT – Board of Trustees (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Portfolio’s Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-498-5413.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustees

Barbara R. Claussen† 1956	10/2015 to present	Chief Operating Officer (since 2016) and Managing Director and member of the Executive Committee (since 2013) of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors U.S. LLC; and Chief Operating Officer and Managing Director of NFJ Investment Group LLC (since 2003). Formerly, Chairman of the Management Board of Allianz Global Investors Capital LLC (2012); Chief Administrative Officer of Allianz Global Investors U.S. Holdings LLC (2013- 2016); Member of Management Board and Chief Risk Officer (2008-2011) and Interim Global Chief Operating Officer Liaison (2012- 2014) of Allianz Global Investors Capital LLC (a predecessor of Allianz Global Investors U.S. LLC).	63	None.

A.Douglas Eu† 1961	4/2016 to present	Chief Executive Officer, Managing Director and Chairman of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2016); and Member of the Global Executive Committee of Allianz Global Investors GmbH (since 2006). Formerly, Chief Executive Officer of Allianz Global Investors Asia Pacific GmbH (2006-2015)	63	Formerly, Director, Securities and Futures Commission Advisory Committee Hong Kong (2007-2013)

Independent Trustees Davey S. Scoon 1946 Chairman of the Board of Trustees	12/2014 to present	Adjunct Professor, University of Wisconsin-Madison (since 2011). Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing) (2003-2005); and Chief Administrative and Financial Officer (formerly Vice President and Chief Financial Officer), Sun Life Financial U.S. (financial services) (2001-2003).	63	Director, Albireo Pharma, Inc. (since 2016);Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc. (since 2006); Director, Orthofix International N.V. (since 2011); and Director, Biodel Inc. (since 2013). Formerly, Director, CardioKine Inc. (2005-2011); and Director, NitroMed, Inc. (2003-2009).

Deborah A. DeCotis 1952	8/2012 to present	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Director, Helena Rubenstein Foundation (1997-2010); Principal, LaLoop LLC, a retail accessories company (1999-2014); and Director, Armor Holdings (2002-2010).	88	None.

25

Premier Multi-Series VIT – Board of Trustees (unaudited) (continued)

F. Ford Drummond 1962	12/2014 to present	Owner/Operator, Drummond Ranch; Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	63	Director, BancFirst Corporation.

Bradford K. Gallagher 1944	8/2012 to present	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005- 2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007- 2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	88	Formerly, Chairman and Trustee, Grail Advisors ETF Trust (2009-2010); and Trustee, Nicholas- Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945	8/2012 to present	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	88	Formerly, Trustee,Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

Hans W. Kertess 1939	8/2012 to present	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	88	None.

James S. MacLeod 1947	12/2014 to present	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; Chairman, Homeowners Mortgage; and Trustee, University of Tampa. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.	63	Non-Executive Chairman (formerly Director), Sykes Enterprises, Inc.

William B. Ogden, IV 1945	8/2012 to present	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	88	None.

Alan Rappaport 1953	8/2012 to present	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007- 2015); and Vice Chairman (formerly Chairman and President), US Trust (formerly Private Bank of Bank of America, the predecessor entity of US Trust) (2001-2008).	88	None.

†	Mr. Eu and Ms. Claussen are “Interested Persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Investment Manager and its affiliates.

26

Premier Multi-Series VIT – Officers (unaudited)

Name, Year of Birth and Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas J. Fuccillo President and Chief Executive Officer 1968	4/2016 to present	Managing Director, Chief Regulatory Counsel Head of Retail and Funds Legal of Allianz Global Investors U.S. Holdings LLC; Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Secretary and Chief Legal Officer of The Fund, Inc. President and Chief Executive Officer of 63 funds in the Fund Complex. Chief Legal Officer of numerous funds in the Fund Complex (2004-2016).

Lawrence G. Altadonna Treasurer, Principal and Accounting Officer 1966	8/2012 to present	Director, Director of Fund Administration of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Officer of 63 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous Funds in the Fund Complex (2005-2010).

Angela Borreggine Secretary and Chief Legal Officer 1964	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Secretary and Chief Legal Officer of 63 funds in the Fund Complex. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA Chief Compliance Officer 1975	6/2013 to present	Director of Allianz Global Investors U.S. Holdings LLC; Deputy Chief Compliance Officer of Allianz Global Investors LLC; Chief Compliance Officer of 63 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President Compliance Manager (2005-2012).

Scott Whisten Assistant Treasurer 1971	8/2012 to Present	Director of Allianz Global Investors U.S.LLC; and Assistant Treasurer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Richard J. Cochran Assistant Treasurer 1961	8/2012 to Present	Vice President of Allianz Global Investors U.S. LLC; Assistant Treasurer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili Assistant Treasurer 1974	8/2012 to Present	Director of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Debra Rubano Assistant Secretary 1975	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 63 f funds in the Fund Complex.

*	The officers of the Trust are elected annually by the Board of Trustees.

27

Premier Multi-Series VIT

Trustees	Investment Manager*
Davey S. Scoon	Allianz Global Investors U.S. LLC
Chairman of the Board of Trustees	1633 Broadway
Barbara R. Claussen	New York, NY 10019
Deborah A. DeCotis
F. Ford Drummond	Sub-Adviser
A. Douglas Eu	NFJ Investment Group LLC
Bradford K. Gallagher	2100 Ross Avenue, Suite 700
James A. Jacobson	Dallas, TX 75201
Hans W. Kertess
James S. MacLeod	Distributor
William B. Ogden, IV	Allianz Global Investors Distributors LLC
Alan Rappaport	1633 Broadway
New York, NY 10019

Officers	Custodian & Accounting Agent
Thomas J. Fuccillo	State Street Bank & Trust Co.
President & Chief Executive Officer	801 Pennsylvania Avenue
Lawrence G. Altadonna	Kansas City, MO 64105
Treasurer, Principal Financial & Accounting Officer
Angela Borreggine	Transfer Agent
Secretary & Chief Legal Officer	Boston Financial Data Services, Inc.
Thomas L. Harter	330 West 9th Street, 5th Floor
Chief Compliance Officer	Kansas City, MO 64105
Scott Whisten
Assistant Treasurer	Independent Registered Public Accounting Firm
Richard J. Cochran	PricewaterhouseCoopers LLP
Assistant Treasurer	1100 Walnut Street, Suite 1300
Orhan Dzemaili	Kansas City, MO 64106
Assistant Treasurer
Debra Rubano	Legal Counsel
Assistant Secretary	Ropes & Gray LLP
Prudential Tower
800 Boylston Street

*	Prior to October 1, 2016, Allianz Global Investors Fund Management LLC (“AGIFM”) served as investment manager. On October 1, 2016, Allianz Global Investors Fund Management LLC (“AGIFM”) merged into Allianz Global Investors U.S. LLC (“AllianzGI U.S.”). The merger did not result in any change of control and all services provided by AGIFM will continue to be provided by AllianzGI U.S.

This report, including the financial information herein, is transmitted to the shareholders of the Portfolio for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolio or any securities mentioned in this report.

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time, or visit our website, us.allianzgi.com.

AZ1003AR_123116

NFJ 91806

Premier Multi-Series VIT

RCM Dynamic Multi-Asset Plus VIT Portfolio

Annual Report

December 31, 2016

2 – 3	Letter from the President

4 – 5	Portfolio Summary

6 – 7	Important Information

8 – 10	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statement of Changes in Net Assets

14	Financial Highlights

15 – 23	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Changes to the Board of Trustees and Officers/Tax Information

26 – 27	Privacy Policy

28 – 30	Board of Trustees and Officers

Letter from the President

Dear Shareholder,

The US economy continued to expand during the 12-month fiscal reporting period ended December 31, 2016, but the overall pace was far from robust. Economic activity overseas remained generally tepid. Against this backdrop, US equities generated a solid gain, whereas international equities generated mixed results. Elsewhere, the US bond market posted a modest return during the reporting period.

For the 12-month reporting period ended December 31, 2016, the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) returned 3.15% and underperformed the blended benchmark index, 35% S&P 500/20% MSCI EAFE/5% MSCI EM/25% Bloomberg Barclays US Aggregate Government Bond/10% Bloomberg Barclays US Corporate Bond/5% JPM EMBI+ Index, which returned 6.45%.

Turning to the US economy, gross domestic product (“GDP”), the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 0.9% annualized pace during the first quarter of 2016. After ticking down to 0.8% in the second quarter, GDP grew at a 3.5% annualized pace during the third quarter. This represented the strongest expansion in two years. The Commerce Department’s initial estimate showed that GDP — released after the reporting period had ended — grew at an annualized pace of 1.9% for the fourth quarter of 2016.

The US Federal Reserve (the “Fed”) raised interest rates for the first time in nearly a decade at its meeting in December 2015. More specifically, the US central bank increased the federal funds rate from a range between 0% and 0.25% to a range between 0.25% and 0.50%. After remaining on hold at its first seven meetings in 2016, the Fed again raised interest rates in December 2016 to a range between 0.50% and 0.75%. In the statement following the December meeting the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Economic growth outside the US was generally lackluster, which caused many international central banks to maintain highly accommodative monetary policies during the reporting period. Both the European Central Bank (“ECB”) and the Bank of Japan (“BOJ”) introduced negative interest rates. The ECB also extended its bond purchasing program through December 2017. Elsewhere, in the aftermath of the June 2016 referendum on the United Kingdom’s departure from the European Union (“Brexit”), the Bank of England lowered rates from 0.50% to 0.25% — a record low.

Outlook

Looking ahead, we expect muted growth as the US enters its late-cycle period, Japan struggles with its aging population and Europe suffers from the uncertainties related to Brexit. In our view, the US and European Union should ultimately avoid recessions, but remain mired in a relatively weak economic expansion. We expect the Fed to modestly increase rates in 2017, prompting central banks in emerging markets to lower their rates as inflation falls. Elsewhere the ECB and BOJ should maintain their accommodative monetary policies.

The tides of deregulation continued shifting in 2016, and nationalism and populism gained ground. Given the results from the November elections in the US and significant elections looming in Europe in 2017, we believe politics should remain a key investment consideration. We also feel that monetary policy will become more political. As to where governments will spend the money their central banks print, we believe domestic infrastructure and defense spending will be the focus of many countries in the coming years.

Against this backdrop, we believe markets are increasingly susceptible to volatility as politics, geopolitics, divergent monetary policies and internal market structures all converge and evolve. We believe that navigating this sea of uncertainty requires a clear direction and an active management approach, with investors staying agile in their asset allocations, confident in their processes and thorough in their research.

On behalf of Allianz Global Investors U.S. LLC, the Portfolio’s investment manager, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas Fuccillo

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Unaudited

RCM Dynamic Multi-Asset Plus VIT Portfolio

For the period of January 1, 2016 through December 31, 2016, as provided by the Multi-Asset US Group.

Portfolio Insights

The RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) returned 3.15% for the 12 months ended December 31, 2016 and underperformed its benchmark, which returned 6.45% over the same time period. The Portfolio’s benchmark is a blend of the following: 35% S&P 500 Index/20% MSCI EAFE Index/5% MSCI EM Index/25% Bloomberg Barclays US Aggregate Government Bond Index/10% Bloomberg Barclays US Corporate Bond Index/5% JPM EMBI+ Index.

Market Overview

At the outset of 2016, capital markets were facing a year of heightened political risk and much of it came to fruition with the surprising outcomes of the Brexit vote and US presidential election. Despite fears of a market meltdown, investors were able to shrug off volatility and major US stock market indices, including the S&P 500, Dow Jones Industrial Average and Nasdaq Composite, all rose to record highs by year-end. It was a similar story in the UK, where the benchmark FTSE 100 Index finished the year with a 14% return and a new record high. Continental Europe, however, struggled as the prospect of Brexit, more terror attacks and negative interest rates all weighed heavily on equity prices.

Poor stock market performance in Europe, combined with a rising dollar and the relatively flat performance of Japanese stocks, all damped overseas returns for US investors. By the end of 2016, the benchmark MSCI EAFE Index returned just 1% for the year. While certain developed markets struggled, emerging markets fared considerably better due to surging commodity prices and the prospects of higher economic growth, which contributed to the MSCI Emerging Markets Index’s 11.19% return for 2016.

The prospects of higher economic growth, however, forced the Fed’s hand at tightening and the central bank raised interest rates in December for the first time in a year and only the second time in 10 years. Bond prices tumbled toward year-end, especially Treasuries, and the Bloomberg Barclays Aggregate Bond Index went on to return 2.65% for the 12 months ended December 31, 2016.

Portfolio Review

After a volatile start to 2016, during a sharp risk-off in global capital markets, we reduced the portfolio’s exposure to equities and were able to avoid much of the market’s intense volatility early on. But as equities, especially US equities, rallied off their late-winter lows, the Portfolio wasn’t as well positioned to share in the stock market’s reversal. Our equity underweight during much of this rally was a key contributor to underperformance during the year.

Across our Portfolio allocation, relative performance was generally negative from US, global and emerging market equities, as well as US Treasuries, which struggled as it became clear the Fed was intent on raising interest rates. Helping to boost Portfolio performance in 2016 were our allocations to emerging market debt and opportunistic assets, including high-yield bonds and REITs, which delivered strong capital appreciation during the year.

Outlook

At the outset of what looks to be a very eventful 2017, we are focused on two key themes: the prospect of higher inflation in the US on the back of better economic fundamentals, and the global transition from monetary policy dominance to fiscal policy dominance. In the US, we anticipate that the Federal Reserve will continue to raise interest rates at a slow and measured pace while other major central banks maintain accommodative policies. Against this backdrop, we expect the US dollar to be a beneficiary of higher relative interest rates in the US and improving economic fundamentals.

For the near future, we expect US government bonds to remain under pressure. However, the path of fiscal policy under the new Trump administration is as of yet highly uncertain. We await further details on corporate tax reform, infrastructure spending and regulatory policy changes. On a global scale, one of the key risks that we will be monitoring over the coming months is rising populism. On the heels of the Brexit vote and the US presidential election, populist pressures appear to be mounting throughout Europe which threatens to impact markets in 2017. Coming up in quick succession are critical elections in France, Germany, the Netherlands and Italy.

We also expect that governments around the world are going to continue to rely on financial repression to deal with their debt. That is, governments want to use historically-low interest rates to service mounting levels of debt relative to GDP. While seemingly good for government balance sheets in the short-term, the wider effects of financial repression are likely to be subdued economic growth over the longer term.

Unaudited

RCM Dynamic Multi-Asset Plus VIT Portfolio (cont’d)

Average Annual Total Return for the period ended December 31, 2016

	1 Year	Since Inception†
RCM Dynamic Multi-Asset Plus VIT Portfolio	3.15%	-2.44%
MSCI AC World Index††	7.86%	-0.75%
35% S&P 500/20% MSCI EAFE/5% MSCI EM/25% Bloomberg Barclays US Agg Gov’t/10% Bloomberg Barclays US Corp/5% JPM
EMBI+ Index	6.45%	0.97%
Lipper (VIP) Mixed-Asset Target Alloc Moderate Funds Avg.	5.32%	0.95%

†	The Portfolio began operations on 4/27/15. Benchmark return comparisons began on the portfolio inception date. Lipper performance comparisons began on 4/30/15.
††	The Bloomberg Barclays US Aggregate Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the U.S. Government.

The Bloomberg Barclays US Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issues by US and non-US industrial, utility and financial issuers.

The JPMorgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for US dollar denominated debt instruments of the Emerging Markets: Brady bonds, loans, Eurobonds.

The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging markets. The Standard & Poor’s 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large cap segment of the US equities market.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. The Portfolio’s gross expense ratio is 1.86%. The ratio does not include an expense reduction, contractually guaranteed through at least April 30, 2017. The Portfolio’s expense ratio net of this reduction is 1.20%. Expense ratio information is as of the Portfolio’s current prospectus dated April 25, 2016, as revised and supplemented to date. Performance figures reflect any fee waivers and/or expense reductions by the Portfolio’s investment manager, if applicable. Portfolio performance results shown above are net of all Portfolio operating expenses, but do not reflect the deduction of insurance product charges.

Shareholder Expense Example

	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period
Actual Performance	$1,000.00	$1,020.50	$5.54
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,019.66	$5.53

Expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 184/366. The expense ratio does not include the expenses of the Underlying Funds, which are based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio.

Asset Allocation (as of December 31, 2016)

U.S. Treasury Obligations	33.0%
Sovereign Debt Obligations	14.0%
U.S. Government Agency Securities	14.0%
Mutual Funds	11.5%
Exchange-Traded Funds	7.9%
Corporate Bonds & Notes	4.4%
Cash & Equivalents — Net	15.2%

Cumulative Returns Through December 31, 2016

Unaudited

Important Information

The RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) currently offers one share class. Shares of the Portfolio currently are available to be purchased by segregated asset accounts that fund variable annuity contracts and variable life insurance policies issued by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, or other affiliated or unaffiliated insurance companies. To the extent permitted by applicable law, shares of the Portfolio also are available to be purchased by insurance dedicated fund-of-funds vehicles managed by Allianz Investment Management LLC, an affiliate of Allianz Global Investors U.S. LLC. (the “Investment Manager”).

The Lipper Averages are calculated by Lipper, Inc. (“Lipper”). They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns chart for the Portfolio assumes the initial investment was made on the first day of the Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the Portfolio’s inception date.

The following disclosure provides important information regarding the Portfolio’s Shareholder Expense Example, which appears on the Portfolio Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for the Portfolio.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through December 31, 2016.

Actual Expenses

The information in the table for “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Unaudited

Important Information (cont’d)

Proxy Voting

The Trust’s Investment Manager has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Investment Manager will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Investment Manager may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-498-5413, on the Allianz Global Investors Distributors website at us.allianzgi.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files its complete schedule of the portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2016

Principal Amount (000s)		Value
	U.S. Treasury Obligations—33.0%
	U.S. Treasury Bonds,
$290	3.00%, 11/15/44	$285,905
240	4.375%, 5/15/41	296,471
170	5.25%, 2/15/29	217,006
220	5.375%, 2/15/31	292,583
350	7.625%, 11/15/22	456,822
110	7.875%, 2/15/21	136,395
	U.S. Treasury Notes,
800	0.625%, 8/31/17	799,426
800	0.625%, 9/30/17	798,934
320	0.75%, 2/28/18	319,250
800	0.875%, 11/15/17	800,107
800	1.00%, 12/15/17	800,920
440	1.00%, 6/30/19 (a)	436,473
510	1.125%, 3/31/20 (a)	503,184
370	1.50%, 2/28/19 (a)	371,982
370	1.875%, 10/31/17	373,128
450	2.00%, 5/31/21 (a)	452,414
440	2.00%, 2/15/23 (a)	435,965
310	2.25%, 7/31/18	315,599
250	3.00%, 2/28/17 (a)	250,994

	Total U.S. Treasury Obligations (cost—$8,468,851)	8,343,558

	Sovereign Debt Obligations—14.0%
	Canada—4.0%
1,000	Canada Government International Bond, 0.875%, 2/14/17	1,000,066

	Supranational—10.0%
	European Investment Bank,
500	0.875%, 4/18/17	499,690
250	1.125%, 9/15/17	249,900
300	1.75%, 3/15/17	300,412
500	Inter-American Development Bank, 1.00%, 7/14/17	499,761
	International Bank for Reconstruction and Development
500	0.875%, 4/15/17	500,157
500	1.00%, 11/15/17	498,722

		2,548,642

	Total Sovereign Debt Obligations (cost—$3,551,560)	3,548,708

	U.S. Government Agency Securities—14.0%
	Fannie Mae,
500	0.875%, 8/28/17	500,049
500	5.375%, 6/12/17	510,271
	Federal Home Loan Bank,
450	0.625%, 5/30/17	449,827
600	0.625%, 10/26/17	599,125
	Freddie Mac,
450	1.00%, 3/8/17	450,368
520	1.00%, 6/29/17	520,825
500	1.25%, 5/12/17	501,112

	Total U.S. Government Agency Securities (cost—$3,531,533)	3,531,577

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2016 (continued)

Shares		Value
	Mutual Funds (b)(c)—11.5%
231,964	PIMCO High Yield	$2,043,607
85,767	PIMCO Investment Grade Corporate Bond	875,682

	Total Mutual Funds (cost—$2,919,932)	2,919,289

	Exchange-Traded Funds—7.9%
5,771	iShares J.P. Morgan USD Emerging Markets Bond	636,080
11,010	PIMCO Investment Grade Corporate Bond Index (b)	1,126,323
2,898	Vanguard Emerging Markets Government Bond	224,711

	Total Exchange-Traded Funds (cost—$1,978,773)	1,987,114

Principal Amount (000s)
	Corporate Bonds & Notes—4.4%
	Germany—2.8%
	KFW
$500	0.75%, 3/17/17	499,817
200	0.875%, 9/5/17	199,659

		699,476

	United States—1.6%
400	Apple, Inc.1.05%, 5/5/17	400,296

	Total Corporate Bonds & Notes (cost—$1,100,561)	1,099,772

	Repurchase Agreements—14.9%
3,776	State Street Bank & Trust Co., dated 12/30/16, 0.03%, due 1/3/17, proceeds $3,776,013; collateralized by U.S. Treasury Bonds 3.125%, due 2/15/43, valued at $3,851,608 including accrued interest (cost—$3,776,000)	3,776,000

	Total Investments (cost—$25,327,211)—99.7%	25,206,018
	Other assets less liabilities (d)—0.3%	69,325

	Net Assets—100.0%	$25,275,343

Notes to Schedule of Investments:

(a)	All or partial amount segregated for the benefit of the counterparty as collateral for futures.
(b)	Affiliated fund.
(c)	Institutional Class share.
(d)	Includes net unrealized appreciation (depreciation) of other financial instruments as follows: Futures contracts outstanding at December 31, 2016:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	E-Mini S&P 500 Index	85	$9,504	3/17/17	$(61,406)
	Euro STOXX 600 Index	14	264	3/17/17	937
	Mini MSCI EAFE Index	46	3,854	3/17/17	(8,827)
	Mini MSCI Emerging Markets Index	7	301	3/17/17	(4,993)
	Russell 2000 Mini Index	16	1,086	3/17/17	(13,083)
	TOPIX Index	9	1,169	3/9/17	9,000
Short:	10-Year U.S. Treasury Note	(5)	(621)	3/22/17	(88)
	2-Year U.S. Treasury Note	(3)	(650)	3/31/17	41
	5-Year U.S. Treasury Note	(5)	(588)	3/31/17	29
	Ultra U.S. Treasury Bond	(2)	(321)	3/22/17	(1,254)

					$(79,644)

(e)	At December 31, 2016, the Portfolio pledged $143,175 in cash as collateral for derivatives.

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2016 (continued)

(f)	Fair Value Measurements—See Note 1(b) in the Notes to Financial Statements.

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/16
Investments in Securities—Assets
U.S. Treasury Obligations	—	$8,343,558	—	$8,343,558
Sovereign Debt Obligations	—	3,548,708	—	3,548,708
U.S. Government Agency Securities	—	3,531,577	—	3,531,577
Mutual Funds	$2,919,289	—	—	2,919,289
Exchange-Traded Funds	1,987,114	—	—	1,987,114
Corporate Bonds & Notes	—	1,099,772	—	1,099,772
Repurchase Agreements	—	3,776,000	—	3,776,000

	4,906,403	20,299,615	—	25,206,018

Other Financial Instruments*- Assets
Interest Rate Contracts	70	—	—	70
Market Price	9,937	—	—	9,937

	10,007	—	—	10,007

Other Financial Instruments*- Liabilities
Interest Rate Contracts	(1,342)	—	—	(1,342)
Market Price	(88,309)	—	—	(88,309)
	(89,651)	—	—	(89,651)

Totals	$4,826,759	$20,299,615	—	$25,126,374

*	Other financial instruments are derivatives, such as futures contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

At December 31, 2016, there were no transfers between Levels 1 and 2.

(g) The following is a summary of the Portfolio’s derivatives categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at December 31, 2016:

Location	Interest Rate Contracts	Market Price	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$70	$9,937	$10,007
Liability derivatives:
Payable for variation margin on futures contracts*	$(1,342)	$(88,309)	$(89,651)

*	Included in net unrealized depreciation of $79,644 on futures contracts as reported in Note (d) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the year ended December 31, 2016:

Location	Interest Rate Contracts	Market Price	Total
Net realized gain (loss) on futures contracts	$(2,117)	$597,162	$595,045
Net change in unrealized appreciation/depreciation of futures contracts	$(5,116)	$(70,844)	$(75,960)

The average volume (based on the open positions at each month-end) of derivative activity for the year ended December 31, 2016:

Futures Contracts (1)
Long	Short
160	21

(1)	Number of contracts

Glossary:

EAFE—Europe, Australasia and Far East

MSCI—Morgan Stanley Capital International

TOPIX—Tokyo Stock Price Index

See accompanying Notes to Financial Statements	10

Statement of Assets and Liabilities

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2016

Assets:
Investments, at value (cost-$17,496,050)	$17,384,406
Investments in Affiliates, at value (cost-$4,055,161)	4,045,612
Repurchase agreements, at value (cost-$3,776,000)	3,776,000
Cash	52
Deposits with brokers for derivatives collateral	143,175
Interest receivable	57,344
Dividends receivable from Affiliates	16,217
Receivable for variation margin on futures contracts	10,007
Receivable from Investment Manager	8,826
Prepaid expenses	2,774
Investments in Affiliated Funds—Trustee Deferred Compensation Plan (see Note 5)	833
Receivable for Portfolio shares sold	369

Total Assets	25,445,615

Liabilities:
Payable for variation margin on futures contracts	89,651
Payable for investments in Affiliates purchased	12,968
Servicing fees payable	5,203
Trustee Deferred Compensation Plan payable (see Note 5)	833
Payable for Portfolio shares redeemed	48
Accrued expenses	61,569
Total Liabilities	170,272

Net Assets	$25,275,343

Net Assets consist of:
Paid-in-capital	$25,854,380
Dividends in excess of net investment income	(82,912)
Accumulated net realized loss	(294,968)
Net unrealized depreciation	(201,157)
Net Assets	$25,275,343
Shares Issued and Outstanding	2,650,535

Net Asset Value and Redemption Price Per Share	$9.54

See accompanying Notes to Financial Statements	11

Statement of Operations

RCM Dynamic Multi-Asset Plus VIT Portfolio

Year ended December 31, 2016

Investment Income:
Dividends from investments in Affiliates	$130,173
Interest	116,838
Dividends	58,388

Total Investment Income	305,399

Expenses:
Investment management	156,926
Servicing	56,045
Legal	51,603
Audit and tax services	43,180
Custodian and accounting agent	33,712
Offering	18,638
Shareholder communications	12,936
Transfer agent	6,587
Insurance	5,246
Trustees	2,472
Line of credit commitment	307
Miscellaneous	3,265
Total Expenses	390,917
Less: Fee waiver/reimbursement from Investment Manager	(141,770)
Net Expenses	249,147

Net Investment Income	56,252

Realized and Change in Unrealized Gain (Loss):
Net realized gain on:
Investments	49,231
Investments in Affiliates	45,978
Futures contracts	595,045
Foreign currency transactions	8,924
Net change in unrealized appreciation/depreciation of:
Investments	(115)
Investments in Affiliates	47,577
Futures contracts	(75,960)
Foreign currency transactions	639
Net realized and change in unrealized gain	671,319

Net Increase in Net Assets Resulting from Investment Operations	$727,571

See accompanying Notes to Financial Statements	12

Statement of Changes in Net Assets

RCM Dynamic Multi-Asset Plus VIT Portfolio

	Year ended December 31, 2016	Period from April 27, 2015* through December 31, 2015
Investment Operations:
Net investment income (loss)	$56,252	$(26,539)
Net realized gain (loss)	699,178	(972,658)
Net change in unrealized appreciation/depreciation	(27,859)	(173,298)

Net increase (decrease) in net assets resulting from investment operations	727,571	(1,172,495)

Dividends to Shareholders from Net Investment Income	(139,676)	—
Share Transactions:
Net proceeds from the sale of shares	5,471,295	7,032,859
Issued in reinvestment of dividends	139,676	—
Cost of shares redeemed	(1,210,263)	(573,624)
Net increase from Portfolio share transactions	4,400,708	6,459,235

Total increase in net assets	4,988,603	5,286,740

Net Assets:
Beginning of period	20,286,740	15,000,000

End of period**	$25,275,343	$20,286,740

** Including dividends in excess of net investment income of:	$(82,912)	$(34,592)
Shares Issued and Redeemed:
Issued	582,135	742,556
Issued in reinvestment of dividends	14,626	—
Redeemed	(128,221)	(60,561)

Net increase	468,540	681,995

*	Commencement of operations.

See accompanying Notes to Financial Statements	13

Financial Highlights

RCM Dynamic Multi-Asset Plus VIT Portfolio

For a share outstanding throughout each period:

	Year ended December 31, 2016	Period from April 27, 2015* through December 31, 2015
Net asset value, beginning of period	$9.30	$10.00
Investment Operations:
Net investment income (loss)	0.02	(0.01)
Net realized and change in unrealized gain (loss)	0.27	(0.69)
Total from investment operations	0.29	(0.70)
Dividends to Shareholders from Net Investment Income	(0.05)	—
Net asset value, end of period	$9.54	$9.30
Total Return (1)	3.15%	(7.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$25,275	$20,287
Ratio of expenses to average net assets with fee waiver/reimbursement (2)	1.11%	1.15	%(3)(4)
Ratio of expenses to average net assets without fee waiver/reimbursement (2)	1.74%	2.17	%(3)(4)
Ratio of net investment income (loss) to average net assets (2)	0.25%	(0.23	)%(3)(4)
Portfolio turnover rate	72%	58%

*	Commencement of operations.

(1)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested. Total return includes the effect of any fee waivers and reimbursements.
Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(2)	Does not include expenses of the investment companies in which the Portfolio invests.
(3)	Annualized, unless otherwise noted.
(4)	Certain expenses incurred by the Portfolio were not annualized.

See accompanying Notes to Financial Statements	14

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2016

1. Organization and Significant Accounting Policies

Premier Multi-Series VIT (the “Trust”) was organized as a Massachusetts business trust on May 30, 2012. As of December 31, 2016, the Trust consisted of two separate investment series. These financial statements pertain to the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”). Prior to commencing operations on April 27, 2015, the Portfolio had no operations other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services - the Investment Companies. Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”), serves as the Portfolio’s investment manager, and is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). During a portion of the reporting period, Allianz Global Investors Fund Management LLC (“AGIFM”) and AllianzGI U.S. served as the Portfolio’s investment manager and sub-adviser, respectively. On October 1, 2016, AGIFM merged with and into AllianzGI U.S. (the “Merger”). Following the Merger, AllianzGI U.S. assumed the services and responsibilities previously provided by AGIFM as investment manager of the Portfolio and the Portfolio no longer has a sub-adviser. The Portfolio currently offers one share class. Shares of the Portfolio currently are sold to segregated asset accounts of Allianz Life Insurance Company of North America (or its affiliates) (“Allianz Life”), an affiliate of the Investment Manager that fund variable annuity contracts and variable life insurance policies. AAM and Allianz Life are indirect, wholly-owned subsidiaries of Allianz SE, a publicly-traded European insurance and financial services company. The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value. At inception the Portfolio sold and issued 1,500,000 shares of beneficial interest to Allianz Funds Investments, Inc. (“AFI”) at an aggregate purchase price of $15,000,000.

The Portfolio’s objective is to seek long term capital appreciation. There can be no assurance that the Portfolio will meet its stated objective.

The preparation of the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day. The Portfolio’s investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market securities and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) of the Trust has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2016 (continued)

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Portfolio to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolio’s financial statements. The Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access

•	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•	Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolio to measure fair value during the year ended December 31, 2016 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Level 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolio generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2016 (continued)

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are observable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories; investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issues by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statement of Operations. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken. The Portfolio’s federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

The Portfolio declares dividends from net investment income and distributions from net realized capital gains, if any, at least annually. The Portfolio records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2016 (continued)

(f) Foreign Currency Translation

The Portfolio’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Portfolio’s Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Repurchase Agreements

The Portfolio is a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Portfolio enters into transactions, under the Master Repo Agreements, with its custodian bank or with securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolio until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited. The gross value is included in the Portfolio’s Schedule of Investments. The value of the related collateral exceeded the value of the repurchase agreements outstanding at December 31, 2016.

(h) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(i) Exchange-Traded Funds

The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bear directly in connection with its own operations.

(j) Organizational and Offering Costs

Organizational costs were expensed at the inception of the Portfolio. Offering costs were amortized over a twelve-month period from the commencement of the Portfolio.

2. Principal Risks

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Portfolio is also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2016 (continued)

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money as a result of movements in interest rates. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

The Portfolio is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Portfolio directly invests in foreign currencies or in securities that trade in, and receives revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the returns of the Portfolio. The local emerging market currencies in which the Portfolio may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Portfolio is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Portfolio to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Portfolio. Even when markets perform well, there is no assurance that the investments held by the Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio’s financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received a payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2016 (continued)

3. Underlying Funds and Other Acquired Funds Risk

The Portfolio may, at any time, invest in affiliated and unaffiliated funds (which may include certain affiliated mutual funds and ETFs sponsored by AAM or its subsidiaries (the “Underlying Funds”) and ETFs, mutual funds and pooled investment vehicles other than the Underlying Funds (“Other Acquired Funds”)). Accordingly, the investment performance of the Portfolio depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the Underlying Funds and Other Acquired Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. The Portfolio’s NAV will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with Portfolio correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which Portfolio’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. The Portfolio may invest in other investment companies during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive securities available in the market, or when the Investment Manager believes share prices of other investment companies offer attractive values. To the extent that a Portfolio invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

4. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Portfolio at times use derivatives for hedging purposes, the Portfolio reflect derivatives at fair value and recognize changes in fair value through the Portfolio’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

Futures Contracts. The Portfolio uses futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Portfolio agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

5. Investment Manager/Distributor Fees & Deferred Compensation

The Trust, on behalf of the Portfolio, has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Portfolio’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any reimbursements or recoupment), at the annual rate of 0.70% of the Portfolio’s average daily net assets.

Effective October 1, 2016, AGIFM merged with and into AllianzGI U.S. by means of a statutory merger, with AllianzGI U.S. succeeding by operation of law to the advisory business of AGIFM under the Agreement with the Portfolio. The sub-advisory relationship between AGIFM and AllianzGI U.S. terminated upon consummation of the merger. The merger did not result in any change to the substantive terms of the Agreement, which continued in effect following the merger with AllianzGI U.S. as the counterparty instead of AGIFM. The merger also did not result in any change to the manner in which investment advisory services are provided under the Agreement, the personnel responsible for providing investment advisory services to the Portfolio pursuant to the Agreement or the personnel ultimately responsible for overseeing the provision of such services.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2016 (continued)

Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM and the Investment Manager, serves as the distributor of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan (the “Plan”). The Plan permits the Trust, or the Distributor acting as agent of the Trust, to make payments to participating insurance companies, plan sponsors and other financial institutions as compensation for services rendered or expenses borne in connection with certain enumerated services, which include the provision of personal services to segregated asset account shareholders and maintenance of shareholder accounts (“servicing fees”). The Plan permits the share class currently offered by the Portfolio to pay servicing fees at an annual rate of up to 0.25% of the Portfolio’s average daily net assets. Payments are accrued daily and paid monthly.

The Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan (the “Deferred Compensation Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Deferred Compensation Plan. Under the Deferred Compensation Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds Multi–Strategy Trust or Allianz Funds, selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether the Trustee fees are paid when earned or deferred.

6. Expense Limitation

The Trust and the Investment Manager have entered into an Expense Limitation Agreement whereby the Investment Manager has agreed to waive its fee and/or reimburse any acquired fund fees and expenses to the Portfolio through April 30, 2017, to the extent that total annual Portfolio operating expenses, including payment of organizational expenses but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 1.20% of the Portfolio’s average net assets. The Investment Manager, as per the Expense Limitation Agreement, may recoup waived and/or reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement. As of December 31, 2016, the Investment Manager may recoup $140,713 and $141,770 of expenses waived/reimbursed in fiscal years ended December 31, 2015 and December 31, 2016, respectively.

7. Investments in Securities

For the year ended December 31, 2016, purchases and sales of investments, other than short-term securities, were:

U.S. Government Obligations		All Other
Purchases	Sales	Purchases	Sales
$2,909,070	$190,000	$8,808,727	$6,805,884

8. Income Tax Information

The tax character of dividends paid was:

Year ended December 31, 2016	Period ended December 31, 2015
Ordinary Income	Ordinary Income
$139,676	$—

At December 31, 2016, the Portfolio had distributable earnings of $6,755 attributable to ordinary income.

At December 31, 2016, the Portfolio had capital loss carryforwards of $359,128, of which $263,256 are short-term, and $95,872 are long-term. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward these losses for an unlimited period.

At December 31, 2016, the Portfolio utilized short-term capital loss carryforwards of $208,011 and long-term capital loss carryforwards of $346,296.

For the year ended December 31, 2016, permanent “book-tax” differences were attributable to reclassification of gains and losses from foreign currency transactions and market amortization adjustments. These adjustments decreased dividends in excess of net investment income and increased accumulated net realized loss by $35,104. Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2016 (continued)

At December 31, 2016, the cost basis of portfolio securities for federal income tax purposes was $25,430,829. Gross unrealized appreciation was $26,716, gross unrealized depreciation was $251,527 and net unrealized depreciation was $224,811. The difference between book and tax basis was attributable to wash sale loss deferrals and market amortization discount.

9. Portfolio Events

On October 1, 2016, AGIFM merged into AllianzGI U.S., and AllianzGI U.S. assumed responsibility as the Portfolio’s investment manager.

On October 27, 2016, the Trust entered into a credit agreement (the “State Street Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds and Allianz Funds Multi-Strategy Trust, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement replaced the Northern Trust Agreement, which terminated on October 27, 2016 (See Note 11 below.) The State Street Agreement has a 364 day term through October 26, 2017 and permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund pays interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past-due payments are outstanding. The AllianzGI Borrowers also pay a usage fee at an annualized rate of 0.25% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

10. Affiliated Transactions

At December 31, 2016, AFI and two segregated asset accounts that fund variable annuity contracts and variable life insurance policies sponsored by Allianz Life owned 57% and 43%, respectively, of the Portfolio. Portfolio share subscription and redemption activity by these shareholders with respect to Portfolio shares could have a material impact on the Portfolio.

The following table shows the transactions in and earnings from affiliates for the year ended December 31, 2016:

	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income	Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Emerging Markets Debt	—	$326,239	$(348,703)	—	—	$3,593	$22,464	—
PIMCO High Yield	—	3,071,551	(1,051,874)	$8,003	$2,043,607	46,812	15,927	—
PIMCO Investment Grade Corporate Bond	$821,607	1,395,284	(1,389,657)	(8,646)	875,682	53,423	(32)	—
PIMCO Investment Grade Corporate Bond Index	—	1,272,774	(145,164)	(8,906)	1,126,323	26,345	7,619	—

Totals	$821,607	$6,065,848	$(2,935,398)	$(9,549)	$4,045,612	$130,173	$45,978	—

11. Borrowings

During a portion of the reporting period, the Trust was party to a credit agreement (the “Northern Trust Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds and Allianz Funds Multi-Strategy Trust, as borrowers (collectively, the “AllianzGI Borrowers” and certain series thereof, each an “AllianzGI Borrower Fund”), and Northern Trust Company, as lender, for a committed line of credit. The Northern Trust Agreement permitted the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund paid interest on any amounts borrowed under the facility at the greater of (i) the federal funds overnight rate plus 1.00% or (ii) 1.50%, subject to upward adjustment, when any past-due payments are outstanding. The AllianzGI Borrowers also paid a usage fee at an annualized rate of 0.15% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. The Northern Trust Credit Agreement had an original maturity date of July 29, 2016 which was extended by 90 days. Accordingly, the Northern Trust Agreement terminated on October 27, 2016. On that date, the Trust entered into a new credit agreement with State Street Bank and Trust Company (See Note 9 above). The Portfolio did not utilize either line of credit during the year ended December 31, 2016.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2016 (continued)

12. Subsequent Events

In preparing these financial statements, the Portfolio’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

Report of Independent Registered Public Accounting Firm

RCM Dynamic Multi-Asset Plus VIT Portfolio

To the the Board of Trusteed of Premier Multi-Series VIT and Shareholders of the

RCM Dynamic Multi-Asset Plus VIT Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the RCM Dynamic Multi-Asset Plus VIT Portfolio (one of the portfolios constituting the Premier Multi-Series VIT, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period April 27, 2015 (commencement of operations) through December 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2017

Changes to the Board of Trustees and Officers/Tax Information (unaudited)

RCM Dynamic Multi-Asset Plus VIT Portfolio

Changes to the Board of Trustees and Officers:

Effective April 15, 2016, Julian Sluyters resigned as a Trustee and as President and Chief Executive Officer of the Trust.

Effective April 25, 2016, A. Douglas Eu became a Trustee of the Trust. Mr. Eu is an “interested person” of the Trust, as defined in Section 2(a) (19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

Effective April 25, 2016, Thomas J. Fuccillo, formerly the Vice President, Chief Legal Officer and Secretary to the Trust was appointed President and Chief Executive Officer of the Trust.

Effective April 25, 2016, Angela Borreggine, formerly an Assistant Secretary to the Trust was appointed Chief Legal Officer and Secretary of the Trust.

Tax Information:

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Portfolio designated 0% of ordinary dividends paid (or the maximum amount allowable) during the fiscal year ended December 31, 2016 as “qualified dividend income”.

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Portfolio’s dividend distribution that qualifies under tax law. The Portfolio designates 0% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the dividend received deduction.

Privacy Policy (unaudited)

RCM Dynamic Multi-Asset Plus VIT Portfolio

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI U.S. and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI U.S.” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI U.S. is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

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Privacy Policy (unaudited) (continued)

RCM Dynamic Multi-Asset Plus VIT Portfolio

•	Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

•	Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

Premier Multi-Series VIT – Board of Trustees (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Portfolio’s Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-498-5413.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees

Barbara R. Claussen† 1956	10/2015 to present	Chief Operating Officer (since 2016) and Managing Director and member of the Executive Committee (since 2013) of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors U.S. LLC; and Chief Operating Officer and Managing Director of NFJ Investment Group LLC (since 2003). Formerly, Chairman of the Management Board of Allianz Global Investors Capital LLC (2012); Chief Administrative Officer of Allianz Global Investors U.S. Holdings LLC (2013-2016); Member of Management Board and Chief Risk Officer (2008-2011) and Interim Global Chief Operating Officer Liaison (2012-2014) of Allianz Global Investors Capital LLC (a predecessor of Allianz Global Investors U.S. LLC).	63	None.

A. Douglas Eu† 1961	4/2016 to present	Chief Executive Officer, Managing Director and Chairman of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2016); and Member of the Global Executive Committee of Allianz Global Investors GmbH (since 2006). Formerly, Chief Executive Officer of Allianz Global Investors Asia Pacific GmbH (2006-2015)	63	Formerly, Director, Securities and Futures Commission Advisory Committee Hong Kong (2007-2013)

Independent Trustees Davey S. Scoon 1946 Chairman of the Board of Trustee	12/2014 to present	Adjunct Professor, University of Wisconsin-, Madison (since 2011). Formerly, Chief Administrative and Financial Officer, Toms of Maine (personal care products manufacturing) (2003-2005); and Chief Administrative and Financial Officer (formerly Vice President and Chief Financial Officer), Sun Life Financial U.S. (financial services) (2001-2003).	63	Director, Albireo Pharma, Inc. (since 2016) Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc.(since 2006); Director, Orthofix International N.V. (since 2011); and Director, Biodel Inc. (since 2013). Formerly, CardioKine Inc (2005-2011); and Director, NitroMed, Inc. (2003-2009). Director,

Deborah A. DeCotis 1952	8/2012 to present	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	88	None.

F. Ford Drummond 1962	12/2014 to present	Owner/Operator, Drummond Ranch; Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	63	Director, Bancfirst Corporation.

Bradford Gallagher 1959	8/2012 to present	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007- 2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	88	Formerly, Chairman and Trustee, Grail Advisors ETF Trust (2009-2010); and Trustee, Nicholas- Applegate Institutional Funds (2007-2010).

Premier Multi-Series VIT – Board of Trustees (unaudited)(continued)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James A. Jacobson 1945	8/2012 to present	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	88	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

Hans W. Kertess 1939	8/2012 to present	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	88	None.

James S. MacLeod 1947	12/2014 to present	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; Chairman, Homeowners Mortgage; and Trustee, University of Tampa. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.	66	Non-Executive Chairman (formerly Director), Sykes Enterprises, Inc.

William B. Ogden, IV 1945	8/2012 to present	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	88	None.

Alan Rappaport 1953	8/2012 to present	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly Chairman and President), US Trust (formerly Private Bank of Bank of America, the predecessor entity of US Trust) (2001-2008).	88	None.

†	Mr. Eu and Ms. Claussen are “Interested Persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Investment Manager and its affiliates.

Premier Multi-Series VIT – Officers (unaudited)

Name, Year of Birth and Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas J. Fuccillo President and Chief Executive Officer 1968	4/2016 to present	Managing Director, Chief Regulatory Counsel and Head of Retail and Funds Legal of Allianz Global Investors U.S. Holdings LLC; Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Secretary and Chief Legal Officer The Korea Fund, Inc. President and Chief Executive Officer of 63 funds in the Fund Complex. Formerly, Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2004-2016).

Lawrence G. Altadonna Treasurer, Principal and Accounting Officer 1966	8/2012 to present	Director, Director of Fund Administration of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of 63 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Angela Borreggine Secretary and Chief Legal Officer 1964	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Secretary and Chief Legal Officer of 63 funds in the Fund Complex. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA Chief Compliance Officer 1975	6/2013 to present	Director of Allianz Global Investors U.S. Holdings LLC; Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; Chief Compliance Officer of 63 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Scott Whisten Assistant Treasurer 1971	8/2012 to Present	Director of Allianz Global Investors U.S.LLC; and Assistant Treasurer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Richard J. Cochran Assistant Treasurer 1961	8/2012 to Present	Vice President of Allianz Global Investors U.S. LLC; Assistant Treasurer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili Assistant Treasurer 1974	8/2012 to Present	Director of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Debra Rubano Assistant Secretary 1975	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 63 funds in the Fund Fund Complex.

*	The officers of the Trust are elected annually by the Board of Trustees.

Premier Multi-Series VIT

Trustees

Davey S. Scoon

        Chairman of the Board of Trustees

Barbara R. Claussen

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Investment Manager*

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Officers

Thomas J. Fuccillo

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Angela Borreggine

Secretary & Chief Legal Officer

Thomas L. Harter

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Transfer Agent

Boston Financial Data Services, Inc.

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

*	Prior to October 1, 2016, Allianz Global Investors Fund Management LLC (“AGIFM”) served as investment manager. On October 1, 2016, AGIFM merged into Allianz Global Investors U.S. LLC (“AllianzGI U.S.”). The merger did not result in any change of control and all services provided by AGIFM will continue to be provided by AllianzGI U.S.

This report, including the financial information herein, is transmitted to the shareholders of the Portfolio for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolio or any securities mentioned in this report.

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time, or visit our website, us.allianzgi.com.

AZ1004AR_123116

RCM 91804

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Messrs. James A. Jacobson and Davey S. Scoon, each a member of the Board’s Audit Oversight Committee, is an “audit committee financial expert,” and that each is “independent,” for purposes of this Item

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,914 in 2015 and $39,620 in 2016.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2015 and $0 in 2016.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $27,600 in 2015 and $28,842 in 2016. These services consisted of review or preparation of U.S. federal, state, local tax returns.

d)	All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services to the Trust as well as to the Trust’s investment adviser(1) or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Applicable Service Providers”), if the engagement relates directly to operations and financial reporting of the Trust. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR PRE-APPROVAL AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and if the Committee so determines, pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit under related) services that are proposed to be performed by the Trust’s independent accountants for the Trust and its Applicable Service Providers (to the extent the services to be provided to the Applicable Service Providers relate directly to the operations and financial reporting of the Trust). The Committee may also pre-approve services at any other in-person or telephonic Committee meeting. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year by the independent accountants for the Trust and its Applicable Service Providers pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President, Treasurer or Assistant Treasurer of the Trust, who may only grant such approval if he or she believes that the accounting firm’s engagement will not adversely affect the firm’s independence, of the Trust, who will confirm, independently that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

(1)	For purposes of this requirement, the term “adviser” does not include sub-advisers that are not affiliated with a Trust’s investment adviser, are overseen by that investment adviser, and whose role is primarily portfolio management.

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Trust merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre- approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $500,000. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

OTHER SERVICES

Services that are proposed to be provided to the Trust which are not audit, audit-related or tax services may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed the limit assigned within the Policy. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

Rule 2-01(c)(7) of Regulation S-X provides that an accountant is not independent of the Trust unless the Trust’s Committee approves any permitted non-audit services to be provided to the Trust’s Applicable Service Providers, provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust.

Services to be provided to Applicable Service Providers that are required to be pre-approved, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at a regular or special meeting or by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. If a service is approved by a Committee member, the full Committee is notified of such pre-approval at its next regularly scheduled meeting.

Although the Committee will not be required to pre-approve all services provided to Applicable Service Providers and their affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to Applicable Service Providers and their affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate fees and costs of all non-audit services that, but for the limited exception provided by this section, would require pre-approval by the Committee constitutes no more than five percent of the total fees and costs paid by the Trust and Applicable Service Providers to the independent accountant during the fiscal year during which such non-audit services are provided;

(2)	At the time of the engagement for such services, the Trust did not recognize that the services were “non-audit services” that required preapproval; and

(3)	Each such service is brought promptly to the attention of the Committee and approved prior to the completion of the audit by the Committee, Committee Chair or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2015 Reporting Period was $5,108,236 and for the 2016 Reporting Period was $4,613,376.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Exhibit 99.CODE ETH – Code of Ethics

(a)(2) Exhibit 99.302 CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(b)	Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant : Premier Multi-Series VIT

By	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date: February 24, 2017

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date: February 24, 2017

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: February 24, 2017